UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   October 8, 2012

CopyTele, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                                                                                                                                                                                          1-11254                                                                                                               11-2622630

                                                                                                                                                                                           (Commission File Number)                                                                        (IRS Employer Identification No.)

                                                                                                                                                                                   900 Walt Whitman Road, Melville, NY                                                                                       11747

                                                                                                                                                                                  (Address of Principal Executive Offices)                                                                                  (Zip Code)

(631) 549-5900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2012, Denis A. Krusos  notified the Registrant of his resignation as a Director of the Registrant, effectively immediately.  Mr. Krusos was previously removed as Chief  Executive Officer  and terminated as an employee of the Registrant on August 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: October 10, 2012                                                                      By: /s/ Robert A. Berman

     Robert A. Berman
     President and Chief Executive Officer